Acquisitions	12 Months Ended
Dec. 31, 2024
Acquisitions
Acquisitions

12 Acquisitions

Accounting policy

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. The fair values of the consideration given and of the assets and liabilities acquired are summarised below.

	Fair value 2022 GBPm	Fair value 2023 GBPm	Fair value 2024 GBPm
Goodwill	269	68	146
Intangible assets	125	64	72
Property, plant and equipment	1	1	-
Other non-current assets	3	-	-
Current assets	8	3	6
Current liabilities	(21)	(10)	(14)
Borrowings	(3)	-	-
Deferred tax	(13)	(6)	(15)
Net assets acquired	369	120	195
Consideration (after taking account of £7m net cash acquired (2022: £6m; 2023: £4m))	369	120	195
Change in consideration deferred to future years and changes in contingent consideration relating to prior year acquisitions	4	(12)	(30)
Net cash flow	373	108	165

During 2024, RELX completed several acquisitions for total consideration of £195m (2023: £130m), or £188m (2023: £126m) adjusted for cash acquired. Total cash spent on acquisitions was £170m (2023: £124m) including deferred consideration of £5m (2023: £16m) on past acquisitions.

The businesses acquired in 2024 contributed £11m to revenue, increased adjusted operating profit by £5m, decreased net profit by £2m (after charging £6m of integration costs and amortisation of acquired intangibles) and increased net cash inflow from operating activities by £4m for the part year under the Group’s ownership and before taking account of acquisition financing costs. Had the businesses been acquired at the beginning of the year, on a pro forma basis the Group revenues, adjusted operating profit and net profit attributable to shareholders for the year would have been £9,437m, £3,197m and £1,932m respectively, before taking account of acquisition financing costs.